UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
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[X]	Definitive Information Statement
PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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PRINCIPAL FUNDS, INC. – CALIFORNIA MUNICIPAL FUND

PRINCPAL FUNDS, INC. – TAX-EXEMPT BOND FUND

INFORMATION STATEMENT

August 10, 2010

This Information Statement is provided in connection with the approval of a new sub-advisor to the Principal
Funds, Inc. (“PFI”) – California Municipal Fund and the Principal Funds, Inc. – Tax-Exempt Bond Fund (“the
“Funds”). Invesco Advisors, Inc. (“Invesco” or the “Sub-Advisor”) entered into a Sub-Advisory Agreement with
Principal Management Corporation (“PMC”), the investment advisor to PFI, on June 1, 2010, and began providing investment advisory services to the Funds on the same date.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and PMC may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and PMC to hire one or more sub-advisors, change sub-advisors and reallocate management fees between
PMC and the sub-advisors, without obtaining shareholder approval.

The address of PMC and the transfer agent for the Fund (Principal Shareholder Services) is 711 High Street,
Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is
1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

The Fund will furnish, without charge, a copy of its annual report and its most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal
Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

Prior to June 1, 2010, the PFI – California Municipal Fund and the PFI – Tax-Exempt Bond Fund (the “Funds”)
were sub-advised by Morgan Stanley Investment Management Inc. doing business as Van Kampen (“Van
Kampen”) pursuant to a sub-advisory agreement dated April 1, 2007. On June 1, 2010, Invesco Ltd., the parent company of Invesco, completed an acquisition of Van Kampen (the “Transaction”). As a result of the
Transaction, the April 1, 2007 sub-advisory agreement with Van Kampen legally terminated.

In anticipation of the Transaction and upon recommendation of PMC, the Board of Directors of PFI, on March 8,
2010, unanimously approved a new Sub-Advisory Agreement between PMC and Invesco related to the Funds.
As it was expected that the Van Kampen portfolio management team would continue to manage the Funds as employees of Invesco, the Board agreed with PMC’s recommendation that approval of the Sub-Advisory
Agreement would provide continuity of investment management and would be in the best interests of shareholders. The Agreement was executed on June 1, 2010 and Invesco began providing investment advisory services to the Funds on the same date.

NEW SUB-ADVISORY AGREEMENT

The terms of the Sub-Advisory Agreement are the same in all material respects as the previous sub-advisory agreement with Van Kampen. The following is a brief summary of the material terms of the Agreement. This summary is qualified in its entirety by reference to the text of the Sub-Advisory Agreement attached.

Like the previous sub-advisory agreement with Van Kampen, the new Sub-Advisory Agreement provides that
Invesco will, among other things,

(1) provide investment advisory services to the Funds including providing investment advice and recommendations with respect to the Funds’ investments consistent with the Funds’ investment objectives, investment policies and restrictions;

(2) arrange for the purchase and sale of the Funds’ portfolio securities;

(3) provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;

(4) advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the
Funds; and

(5) provide periodic reports regarding the investment service provided to the Funds.

Under the Sub-Advisory Agreement, Invesco receives a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Funds’ assets it manages. The schedule for the fees
PMC pays Invesco is listed below. The fees paid to Invesco are the same as the fees previously paid to Van
Kampen.

TAX- EXEMPT BOND FUND
	Assets Under	Fee
	Management	(Annualized Rate)
	First 1.2 Billion Dollars	0.15%
	Over 1.2 Billion Dollars	0.125%

CALIFORNIA MUNICIPAL FUND
	Assets Under	Fee
	Management	(Annualized Rate)
	First 1.2 Billion Dollars	0.15%
	Over 1.2 Billion Dollars	0.125%

NEW SUB-ADVISOR

INVESCO ADVISERS, INC. – wholly owned by Invesco North American Holdings, Inc.
•	Invesco North American Holdings, Inc. (parent) – wholly owned by its parent, Invesco Management
Group, Inc. (11 Greenway Plaza, Suite 2500, Houston, Texas 77046).
•	Invesco Management Group, Inc. (indirect parent) - wholly owned by its parent, Invesco Group
Services, Inc. (Two Peachtree Pointe, 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia
30309).
•	Invesco Group Services, Inc. (indirect parent) - wholly owned by its parent, IVZ, Inc. (Two Peachtree
Pointe, 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia 30309)
•	IVZ, Inc. (indirect parent) - wholly owned by its parent, Invesco Holdings Company Limited (Two
Peachtree Pointe, 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia 30309)
•	Invesco Holding Company Limited (indirect parent) - wholly owned by its parent, Invesco Ltd. (Two
Peachtree Pointe, 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia 30309)
•	Invesco Ltd. (parent) - ultimate parent; publicly traded NYSE: IVZ, (Two Peachtree Pointe, 1555
Peachtree Street, N.E., Suite 1800, Atlanta, Georgia 30309)

Management of Invesco. Set forth below are the names and principal occupations of the principal executive officers of Invesco. The address for all listed officers is Two Peachtree Pointe, 1555 Peachtree Street, NE, Suite
1800, Atlanta, GA 30309.

Position Held with Invesco
and Principal Occupations
Name	During the Last Five Years
Gregory M. Armour	Director, Co-President & Co-Chief Executive Officer
Philip A. Taylor	Director, Co-President & Co-Chief Executive Officer
Loren Michael Starr	Director & Chief Financial Officer
Kevin M. Carome	Director & Secretary
Todd L. Spillane	Chief Compliance Officer and Senior Vice President
David A. Hartley	Treasurer and Chief Accounting Officer
Annette J. Lege	Controller
Frederick R. Meyer	Senior Investment Officer
Michael K. Cronin	Senior Vice President
Karen D. Kelley	Senior Vice President
Kirk F. Holland	Senior Vice President
Leslie A. Schmidt	Senior Vice President
Andrew R. Schlossberg	Senior Vice President
Gary K. Wendler	Senior Vice President
John M. Zerr	Senior Vice President
David A. Ridley	Senior Vice President
David C. Warren	Senior Vice President
Jeffrey H. Kupor	Senior Vice President

Similar Investment Companies Advised by Invesco. Invesco has stated that it does not currently act as investment adviser to any registered investment companies having similar investment objectives and policies as those of the Funds.

Fees Paid to Invesco. PMC paid no fees to Invesco for the fiscal year ending October 31, 2009 with respect to the Funds.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT

At its March 8, 2010 meeting, the Board considered whether to approve a new Sub-Advisory Agreement with
Invesco (the “Agreement”) related to the California Municipal Fund and Tax-Exempt Bond Fund.

The Board considered the nature, quality and extent of services expected to be provided under the Agreement.
The Board considered the reputation, qualification and background of Invesco (the "Advisor"), investment approach of the Advisor, the experience and skills of the Advisor’s investment personnel who would be responsible for the day-to-day management of the Funds, and the resources made available to such personnel.
In addition, the Board considered PMC’s program for identifying, recommending, monitoring and replacing sub-
advisors for the Funds and that the due-diligence program recommended the Advisor for the Funds.

With respect to investment performance, the Board considered Invesco’s expectations that it would retain the same portfolio management personnel responsible for managing the Funds while sub-advised by Van Kampen.

With respect to the subadvisory fees proposed to be paid to Invesco, the Board considered that the subadvisory fee rate would remain the same as previously negotiated with Van Kampen. The Board also took into consideration the Board’s previous evaluation of the sub-advisory fees. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

With respect to the estimated levels of profits to Invesco, the Board noted their recent evaluation of this factor in connection with the annual renewal of the current sub-advisory agreements and noted no change in revenue would result based upon the Transaction. The Board also considered the character and amount of other incidental benefits to be received by Invesco, noting that no additional benefits were reported beyond those benefits considered when the previous sub-advisory agreement was last renewed.

FUND OWNERSHIP

At July 7, 2010, the officers and directors of the Funds as a group beneficially owned less than one percent of the outstanding shares of the Funds. The following table sets forth information regarding the beneficial ownership of shares of the Tax-Exempt Bond Fund as of July 7, 2010, by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares. As of July 7, 2010, the California Municipal
Fund had no beneficial owners of more than 5% of the outstanding shares.

		Share	Percentage of
Name and Address	Fund	Class	Ownership
PERSHING LLC	Tax-Exempt Bond	A	5.58%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PERSHING LLC	Tax-Exempt Bond	B	13.03%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

PERSHING LLC	Tax-Exempt Bond	C	11.52%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

MLPF&S FOR THE SOLE	Tax-Exempt Bond	C	6.46%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT
INVESCO ADVISERS, INC. SUB-ADVISED FUNDS

AGREEMENT executed as of June 1, 2010, by and between PRINCIPAL MANAGEMENT CORPORATION
(hereinafter called "the Manager"), and INVESCO ADVISERS, INC., a Delaware Corporation (hereinafter called
"the Sub-Advisor").

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment advisor to each Series of Principal Funds, Inc.,
(the "Fund"), an open-end management investment company registered under the Investment Company Act of
1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with investment advisory services with respect to each series identified in Appendix A (hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;

(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange
Commission;

(c)	The Fund's Articles of Incorporation and By-laws;

(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor

In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-
Advisor to act as the Manager’s agent and attorney-in-fact with respect to the investment and reinvestment of assets in the Series with full power and authority to direct any custodian of the assets of the Series to purchase, sell or exchange any stocks, bonds, or other securities or such other assets which are acceptable to the Sub-Advisor (individually, "security" and collectively, "securities") and to issue directly to a broker or dealer such orders for the purchase, sale or exchange of securities or other property, as the Sub-Advisor may deem appropriate and without prior consultation with the Manager, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.	Obligations of and Services to be Provided by the Sub-Advisor

The Sub-Advisor will:

(a) Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(b)	Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such
Board), and revise from time to time as conditions require, a recommended investment program for the Series consistent with each Series investment objective and policies.

(c)	Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)	Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)	Maintain, in connection with the Sub-Advisor’s investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange
Commission thereunder and the Series’ investment strategies and restrictions as stated in the
Fund’s prospectus and statement of additional information.

(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of
Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)	Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's
Board of Directors.

(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii)
administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Series. Except for expenses specifically assumed or agreed to be paid by the Sub-Advisor under this Agreement, the Sub-Advisor shall not be liable for any expenses of the Manager, the Fund or the Series including, without limitation, (i)
interest and taxes, (ii) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (iii) custodian fees and expenses.

(i)	Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-
dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable.
To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The
Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s
Board of Directors providing such information as the number of aggregated trades to which the
Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j) Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment
Advisers Act of 1940 (the “Investment Advisers Act”), and the rules thereunder, and furnish the
Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the
Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the
Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the
1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a
Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of
Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.

(l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the
Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of a Series.

(m) Provide such information as is customarily provided by a Sub-Advisor and may be required for the
Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the
Investment Advisors Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder.

(n) Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX to enable the Series to file Form N-PX as required by SEC rule.

(o) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund.

3.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment sub-advisory services to the Fund or a fund that is under common control with the Fund regarding transactions for the Fund in the securities or other assets allocated to the Sub-Advisor pursuant to this Agreement, except as provided by Rule 12d-3-1 under the 1940 Act.

4.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Series, the Manager shall pay the compensation specified in Appendix A to this
Agreement.

5.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement and/or insurance laws and rules except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates. The Sub-
Advisor shall not have any responsibilities with respect to any assets of the Fund other than the Series.
The Sub-Advisor shall not be responsible for any loss incurred by reason of any act or omission of any dealer or broker, or the Manager, or any custodian, or any other third-party service provider to the Fund or Series.

The Sub-Advisor shall be responsible only for managing the Series in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Manager or the Fund, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund for the Manager or the Fund, (iv) registration of the Fund or Series with any government or agency, or (v) administration of the plans and trusts investing through the Fund, (vi) overall Fund compliance with the requirements of the 1940 Act, which requirements are outside of the Sub-Advisor’s control, and any requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended, which are outside of the Sub-Advisor’s control and shall be indemnified and held harmless by Manager for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney’s fees, indemnification to the Fund, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Sub-Advisor, however, shall be liable for any liability, damages, or expenses of Manager or the Fund arising out of the willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the
Sub-Advisor or any of its directors, officers or employees.

6.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

7.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

8.	Manager’s Representations

The Manager represents and warrants that (i) it is registered as an investment advisor under the
Investment Advisors Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) it is not prohibited by the 1940 Act or the Investment Advisors Act from performing the services contemplated by this Agreement; (iii) it has met, and will continue to meet for so long as this
Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) it has the authority to enter into and perform the services contemplated by this Agreement, and (v) it will immediately notify the Sub-Advisor of the occurrence of any event that would disqualify the Manager from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

9.	Duration and Termination of This Agreement

This Agreement shall become effective as of the date of its execution and, unless otherwise terminated, shall continue in effect for a period of two years and thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal
Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or Sub-Advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of
Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

10. Indemnification

(a) The Sub-Advisor agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Manager and each person, if any who, within the meaning of Section 15 of the Securities Act controls (“controlling persons”) the Manager, against any and all losses, claims, damages, liabilities or litigation, including reasonable legal expenses (collectively “Losses”) to which the Manager or such affiliated person or controlling person of the Manager may become subject under the Securities Act, the
1940 Act, the Investment Advisors Act, under any other statute, law, rule or regulation at common law or otherwise, arising out of the Sub-Advisor’s responsibilities hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Advisor, any of the
Sub-Advisor’s employees or representatives or any affiliate of or any person acting on behalf of the
Sub-Advisor; or (2) as a result of any untrue statement of a material fact contained in the
Registration Statement, including any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Advisor to the Manager specifically for use therein; provided, however, that in no case is the Sub-Advisor’s indemnity in favor of the
Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The Manager agrees to indemnify and hold harmless the Sub-Advisor, any affiliated person and any controlling person of the Sub-Advisor, if any, against any and all Losses to which the Sub-
Advisor or such affiliated person or controlling person of the Sub-Advisor may become subject under the Securities Act, the 1940 Act, the Investment Advisors Act, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Manager’s responsibilities as investment manager of the Fund (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager’s employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement of a material fact contained in the Registration Statement, including any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading; provided, however, that in no case is the Manager’s indemnity in favor of the Sub-Advisor or any affiliated person or controlling person of the Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Manager’s indemnification obligations under this Section will extend to expenses and costs (including reasonable attorneys fees) incurred by the Sub-Advisor as a result of any litigation brought by the Manager alleging the Sub-Advisor’s failure to perform its obligations and duties in the manner required under this Agreement unless judgment is rendered for the Manager.

11. Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance
Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

12. General Provisions

(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be 11 Greenway Plaza, Suite 2500, Houston, Texas 77046

(c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1) the Sub-Advisor fails to be registered as an investment advisor under the Investment Advisors
Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

(2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

(d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-
Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e) The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. Sub-advisor further represents that it is contrary to the Sub-advisor’s policies to permit those who select brokers or dealers for execution of fund portfolio securities transactions to take into account the broker or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.

(f)	The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.

(g)	This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL MANAGEMENT CORPORATION

By
Michael J. Beer, Executive Vice President and Chief
Operating Officer

INVESCO ADVISERS, INC.

By

APPENDIX A

Invesco shall serve as investment sub-advisor for each Series identified below. The Manager will pay Invesco, as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Series’ net assets as the first day of each month allocated to Invesco’s management.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal
Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Invesco provides investment advisory services and which have the same investment mandate as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

	Sub-Advisor Fee
	(as percentage of Daily Net Assets Managed)
Series	Annualized Fee

	First $1.2 billion	Over $1.2 billion
Tax-Exempt Bond Fund,
California Municipal Fund.	0.15%	0.125%